Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred federal tax expense (benefit) follows:

	Years Ended December 31,
	2016	2015	2014
Current expense	$15,125	$1,744	$378
Deferred (benefit) expense	(1,683)	(342)	1,474
Total income tax expense	$13,442	$1,402	$1,852

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2016	2015	2014
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Tax exempt interest	(0.6)	(9.4)	(8.0)
Dividend received deduction	(0.1)	(1.7)	(1.4)
Goodwill	0.3	—	—
Capital contribution from affiliated entity impacting taxable income	3.7	—	—
Non deductible health insurer fee	0.1	1.0	0.7
Other	0.1	0.2	0.1
Effective income tax rate:	38.5%	25.1%	26.4%

The 2016 decrease in the deduction for tax-exempt interest and dividends received is primarily due to the significant increase in pre-tax income related to the AEB sale.
The Company's unrecognized tax benefits as of and for each years ended December 31, 2016, 2015 and 2014 were less than $93. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2014.

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax assets
Deferred gain on disposal of business	$1,850	$755
Investments, net	434	1,374
Deferred acquisition costs (1)	1,270	1,143
Other	411	90
Total deferred tax asset	3,965	3,362

Deferred tax liabilities
Policyholder and separate account reserves	—	(1,157)
Net unrealized appreciation on securities	(1,318)	(3,200)
Other	—	(15)
Total deferred tax liability	(1,318)	(4,372)
Net deferred income tax asset (liability)	$2,647	$(1,010)

(1) For life policies, tax law requires that a percentage of premiums related to life insurance contracts be capitalized as tax DAC and amortized over a period of years. Therefore, the tax DAC balance is not immediately affected by the significant decrease in the GAAP DAC balance as of December 31, 2016.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management’s assessment that it is more likely than not that deferred tax assets of $3,965 will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax-planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, the valuation allowance may need to be adjusted in the future.
At December 31, 2016, the Company had no net operating loss, capital loss or tax credit carryforwards for U.S. federal income tax purposes.